EXHIBIT 10.5

Execution Version

CONSENT AND TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS CONSENT AND TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Tenth Amendment”) dated as of November 7, 2017, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and WELLS FARGO BANK, N.A. (individually, “Wells Fargo Bank”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 5, 2013, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 3, 2013, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2014, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of April 13, 2015, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 13, 2015, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of February 23, 2016, that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of August 8, 2016, that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of October 14, 2016, that certain Eighth Amendment to Credit Agreement dated as of April 10, 2017 and that certain Ninth Amendment to Second Amended and Restated Credit Agreement (the “Ninth Amendment”) dated as of September 25, 2017 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    Oasis Midstream Services LLC, a Delaware limited liability company (“OMS”), is a Guarantor under the Credit Agreement, and OMS and OMP Operating LLC, a Delaware limited liability company (“OMP”), collectively own all of the Equity Interests in each DevCo.
C.    As conditions precedent to the effectiveness of the Ninth Amendment, (i) each DevCo entered into a DevCo Guaranty Agreement dated as of September 25, 2017 (each, a “DevCo RBL Guaranty Agreement”) with the Administrative Agent, pursuant to which such DevCo guaranteed to the Administrative Agent, the Lenders and the other Secured Parties the payment and performance by the Borrower and the Guarantors of the Borrower Obligations referred to therein and (ii) each DevCo entered into a Mortgage-Collateral Real Estate Mortgage, Deed of Trust, Security Agreement and Financing Statement dated effective as of September 25, 2017 (each, a “DevCo RBL Mortgage”) for the benefit of the Administrative Agent, the Lenders and the holders of the other Obligations referred to therein, pursuant to which such DevCo granted a lien on certain of its real and personal property to secure the payment and performance of such Obligations.
D.    Concurrently with the effectiveness of the Ninth Amendment, OMP, as borrower, entered into that certain Credit Agreement dated as of September 25, 2017 (the “Midstream Credit Agreement”) with Wells Fargo Bank, as administrative agent (in such capacity, the “Midstream Agent”), the lenders party thereto and the other parties thereto, pursuant to which the lenders thereunder have made certain credit available to and on behalf of OMP.
E.    As conditions precedent to the effectiveness of the Midstream Credit Agreement, (i) each DevCo entered into a guaranty agreement dated as of September 25, 2017 with the Midstream Agent, pursuant to which such DevCo guaranteed to the Midstream Agent and the other parties referred to therein the payment and performance by OMP and the guarantors under the Midstream Credit Agreement of the obligations referred to therein and (ii) each DevCo entered into a mortgage dated effective as of September 25, 2017 for the benefit of the Midstream Agent and the other parties referred to therein, pursuant to which such DevCo granted a lien on certain of its real and personal property to secure the payment and performance of the obligations referred to therein.
F.    In connection with the guaranty agreements and mortgages executed by each DevCo pursuant to the Ninth Amendment and the Midstream Credit Agreement, respectively, the Administrative Agent, the Midstream Agent, each DevCo and the other Grantors referred to therein entered into that certain Pari Passu Intercreditor Agreement dated as of September 25, 2017 (the “Original Intercreditor Agreement”).

G.    The Borrower has requested that the Administrative Agent and the Lenders (i) consent to the (A) termination of each DevCo RBL Guaranty Agreement and the release of the applicable DevCo from any obligations therein (collectively, the “DevCo RBL Guaranty Release”) and (B) release and termination of each DevCo RBL Mortgage and all liens, security interests and other rights created thereby encumbering any DevCo Collateral (collectively, the “DevCo RBL Mortgage Release” and, together with the DevCo RBL Guaranty Release, the “DevCo RBL Release”) and (ii) amend certain provisions of the Credit Agreement as provided herein, and the Lenders party hereto, constituting at least the Majority Lenders, are willing to consent to the DevCo RBL Release and to agree to such amendments on the terms and conditions set forth herein.
H.    Furthermore, in connection with the DevCo RBL Release, the Borrower has requested that the Administrative Agent and the Lenders consent to the amendment and restatement of the Original Intercreditor Agreement and enter into the Amended and Restated Intercreditor Agreement, the form of which is attached hereto as Exhibit A (the “Amended and Restated Intercreditor Agreement”) pursuant to which the Midstream Agent will be required under certain circumstances to apply a portion of the proceeds of the collateral granted by a DevCo in favor of the Midstream Agent to OMS.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Tenth Amendment. Unless otherwise indicated, all section references in this Tenth Amendment refer to sections of the Credit Agreement.
Section 2.    Consent to DevCo RBL Release and Amended and Restated Intercreditor Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Tenth Amendment, and subject to the conditions precedent set forth in Section 4 hereof, effective as of the Tenth Amendment Effective Date (a) the Lenders party hereto consent to each of the DevCo RBL Guaranty Release and the DevCo RBL Mortgage Release and (b) consent to, and authorize the Administrative Agent to enter into on behalf of the Lenders, the Amended and Restated Intercreditor Agreement.
Section 3.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Tenth Amendment, and subject to the conditions precedent contained in Section 4 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 3.
3.1    Amendments to Section 1.02 (Certain Defined Terms).
(a)    The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:
“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and Tenth Amendment and as the same may be further amended or supplemented from time to time.
“DevCo Collateral” means the Property of a DevCo subject to (or required to be subject to) the Liens and security interests created by any DevCo Mortgage executed by such DevCo; provided that there shall be no DevCo Collateral from and after the Tenth Amendment Effective Date.
“Intercreditor Agreement” means (a) the Amended and Restated Intercreditor Agreement dated as of the Tenth Amendment Effective Date among the DevCos, OMS, the Administrative Agent, and Wells Fargo Bank, N.A. (or any successor administrative agent), as administrative agent under the OMP Credit Facility, and (b) if the OMP Credit Facility is refinanced or replaced in accordance with the terms of the Intercreditor Agreement, any successor intercreditor agreement entered into in connection therewith, in each case as the same may be amended, modified, supplemented or restated from time to time.
“Loan Documents” means this Agreement, the Intercreditor Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments and each DevCo Parent Undertaking.
“Security Instruments” means the Guaranty and Security Agreement, the Intercreditor Agreement, mortgages, deeds of trust, and other agreements, instruments or certificates described or referred to in Exhibit E-1, and any and all other agreements, instruments, consents or certificates now or hereafter executed and delivered by the Parent, OP LLC, the Borrower, any other Guarantor or any other Person (other than Secured Swap Agreements or participation or similar

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agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) as security for the payment or performance of the Indebtedness, the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.
(b)    The following definitions are hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:
“DevCo Parent Undertaking” means either of the DevCo Parent Undertaking Agreement in respect of a DevCo, dated as of November 7, 2017, between OMS and the Administrative Agent, as the same may be amended, modified, supplemented or restated from time to time.
“Tenth Amendment” means that certain Consent and Tenth Amendment to Second Amended and Restated Credit Agreement, dated as of November 7, 2017 among the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Tenth Amendment Effective Date” means November 7, 2017.
3.2    Amendment to Section 8.19 (DevCo Parent Undertaking). Section 8.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 8.19     DevCo Parent Undertaking. Each of the Parent, OP LLC and the Borrower shall cause OMS (and any other Credit Party that holds Equity Interests in any DevCo) to comply with the covenants contained in each DevCo Parent Undertaking, and shall cause any Credit Party that owns Equity Interests in a DevCo to become party to the applicable DevCo Parent Undertaking.
3.3    Amendment to Section 9.05(n) (Investments, Loans and Advances). Section 9.05(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(n)     Investments made by the Credit Parties in any DevCo (other than any Investment in the form of the purchase of Equity Interests in such DevCo from OMP or one of its subsidiaries); provided that for any Investment in any DevCo made after the Tenth Amendment Effective Date (i) no Default or Event of Default exists or results therefrom, (ii) before and after giving effect to such Investment, the current total Revolving Credit Exposures shall not exceed 80% of the total Commitments (i.e., the least of (x) the Aggregate Maximum Credit Amounts, (y) the then effective Borrowing Base and (z) the Aggregate Elected Commitment Amounts) at such time, (iii) after giving pro forma effect to such Investment, the Borrower is in compliance with the financial covenants contained in Section 9.01(a), Section 9.01(b) and Section 9.01(c) as of the last date of the most recently completed fiscal quarter, (iv) such Investments shall be made solely for the purposes of funding Capital Expenditures of such DevCo in midstream projects that were disclosed in that certain Prospectus filed by the Midstream MLP with the U.S. Securities & Exchange Commission on September 22, 2017, which expenditures the Borrower reasonably expects to be made within ninety (90) days following the date of such Investment, and (v) the amount of any such Investment shall not exceed, at the time made, the product of  the DevCo Ownership Percentage with respect to such DevCo as of the date of such Investment multiplied by  the total amount of such Capital Expenditures described in the foregoing clause (iv).
3.4    Amendment to Section 9.21 (Changes to Organizational Documents of General Partner).
(a)    The heading of Section 9.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Changes to Organizational Documents of General Partner and DevCos.”
(b)    Section 9.21 of the Credit Agreement is hereby amended to add the following sentence at the end thereof:
The Parent, OP LLC and the Borrower shall not permit OMS or any DevCo to amend, supplement or otherwise modify its certificate of formation, limited liability company agreement or any other organic document of any DevCo in any manner that would (a) be adverse to the Lenders or (b) permit any DevCo to take any action that would violate the DevCo Parent Undertaking without the consent of OMS and any other Credit Party that owns Equity Interests in such DevCo.
Section 4.    Conditions Precedent. This Tenth Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Tenth Amendment Effective Date”):

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4.1    Executed Counterparts of Tenth Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and the Majority Lenders counterparts (in such number as may be requested by the Administrative Agent) of this Tenth Amendment signed on behalf of such Person.
4.2    Executed Counterparts of Other Documents. The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of (a) the Amended and Restated Intercreditor Agreement, (b) each DevCo Parent Undertaking, (c) releases of each DevCo RBL Guaranty Agreement and (d) releases of each DevCo RBL Mortgage, in each case, in form and substance satisfactory to the Administrative Agent.
4.3    Amendment to DevCos’ Company Agreements. The Administrative Agent shall have received an executed amendment to each DevCo’s limited liability company agreement prohibiting any amendment, supplement or other modification to such DevCo’s certificate of formation, limited liability company agreement or any other organic document of such DevCo in any manner that would permit such DevCo to take any action that would violate the applicable DevCo Parent Undertaking without the prior written consent of the owners of 100% of such DevCo’s Equity Interests and otherwise in form and substance satisfactory to the Administrative Agent and, in each case, certified as being true and complete by the Secretary or an Assistant Secretary of such DevCo.
4.4    No Default. No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this Tenth Amendment.
4.5    Consent Fee. The Administrative Agent shall have received, for the account of the Lenders executing this Tenth Amendment on or prior to the Tenth Amendment Effective Date (the “Consenting Lenders”), a consent fee in an amount of $10,000 for each Consenting Lender.
4.6    Further Assurances. The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Tenth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Tenth Amendment, shall remain in full force and effect following the effectiveness of this Tenth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
5.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Tenth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of Tenth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Tenth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
5.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Tenth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Tenth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in

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which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.4    Counterparts. This Tenth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Tenth Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    No Oral Agreement. This Tenth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.6    GOVERNING LAW. THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Tenth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.8    Severability. Any provision of this Tenth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This Tenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.10    Loan Document. This Tenth Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
5.11    No Novation. The parties hereto agree that this Tenth Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
[Signatures Begin Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    Executive Vice President and Chief Financial Officer

GUARANTORS:	OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC
OMS HOLDINGS LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    Executive Vice President and Chief Financial Officer

OMP GP LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    President

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,

ISSUING BANK AND LENDER:	WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank and as a Lender

By:    /s/ Edward Pak
Name:    Edward Pak
Title:    Director

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:	CITIBANK, N.A., as a Lender

By:    /s/ Cliff Vaz
Name:    Cliff Vaz
Title:    Vice President

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Anson Williams
Name:    Anson Williams
Title:    Authorized Officer

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Jay T. Sartain
Name:    Jay T. Sartain
Title:    Authorized Signatory

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Christopher Kuna
Name:    Christopher Kuna
Title:    Vice President

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMPASS BANK, as a Lender

By:    /s/ Kari McDaniel
Name:    Kari McDaniel
Title:    Vice President

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:    /s/ Trudy Nelson
Name:    Trudy Nelson
Title:    Authorized Signatory

By:    /s/ Richard Antl
Name:    Richard Antl
Title:    Authorized Signatory

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/ Dusan Lazarov
Name:    Dusan Lazarov
Title:    Director

By:    /s/ Mary Kay Coyle
Name:    Mary Kay Coyle
Title:    Managing Director

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ING CAPITAL LLC, as a Lender

By:    /s/ Juli Bieser
Name:    Juli Bieser
Title:    Managing Director

By:    /s/ Charles Hall
Name:    Charles Hall
Title:    Managing Director

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender

By:    /s/ Scott Donaldson
Name:    Scott Donaldson
Title:    Senior Vice President

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ John C. Lozano
Name:    John C. Lozano
Title:    Vice President

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ZB, N.A. DBA AMEGY BANK, as a Lender

By:    /s/ John Moffitt
Name:    John Moffitt
Title:    Vice President

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NA dba Bank of Texas, as a Lender

By:    /s/ Marisol Salazar
Name:    Marisol Salazar
Title:    Senior Vice President

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/ Ryan K. Michael
Name:    Ryan K. Michael
Title:    Senior Vice President

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender

By:    /s/ William B. Robinson
Name:    William B. Robinson
Title:    Senior Vice President

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:    /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Christopher Zybrick
Name:    Christopher Zybrick
Title:    Authorized Signatory

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender

By:    /s/ William A Philipp
Name:    William A Philipp
Title:    Managing Director

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

IBERIABANK, as a Lender

By:    /s/ Stacy Goldstein
Name:    Stacy Goldstein
Title:    Senior Vice President

Signature Page to
Consent and Tenth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

Exhibit A

[See attached]

Execution Version

AMENDED AND RESTATED INTERCREDITOR AGREEMENT
DATED AS OF
NOVEMBER 7, 2017
AMONG
WELLS FARGO BANK, N.A.,
AS THE MIDSTREAM AGENT,
AND
WELLS FARGO BANK, N.A.,
AS THE RBL AGENT,
AND ACKNOWLEDGED AND AGREED TO BY
THE GRANTORS REFERRED TO HEREIN

TABLE OF CONTENTS
Page
Article I
Definitions
Section 1.1Certain Defined Terms     2
Section 1.2Rules of Construction     9
Article II
Agreements With Respect to Collateral
Section 2.1Application of Proceeds     9
Section 2.2Actions with Respect to Collateral; Prohibition on Contesting Liens    10
Section 2.3No Interference; Payment Over; Exculpatory Provisions    11
Section 2.4Automatic Termination of Grantor Status    12
Section 2.5Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings    12
Section 2.6Reinstatement    12
Section 2.7Refinancings    12
Article III
[INTENTIONALLY OMITTED]
Article IV
The Agents
Section 4.1Authority    13
Article V
Miscellaneous
Section 5.1Integration/Conflicts    14
Section 5.2Effectiveness; Continuing Nature of this Agreement; Severability    14
Section 5.3Amendments; Waivers    14
Section 5.4Information Concerning Financial Condition of the Grantors and their Subsidiaries    15
Section 5.5Submission to Jurisdiction; Certain Waivers    15
Section 5.6WAIVER OF JURY TRIAL    16
Section 5.7Notices    16
Section 5.8Further Assurances    17
Section 5.9Agency Capacities    17
Section 5.10GOVERNING LAW    17
Section 5.11Binding on Successors and Assigns    17

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Section 5.12Section Headings    17
Section 5.13Counterparts    17
Section 5.14Replacement and Refinancing of Obligations    17
Section 5.15Authorization    18
Section 5.16No Third Party Beneficiaries/ Provisions Solely to Define Relative Rights    18
Section 5.17No Indirect Actions    19
Section 5.18Additional Grantors    19
Section 5.19Grantors as Signatories    19

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EXHIBITS
Exhibit A    -    Form of Joinder Agreement (Replacement Credit Agreement)
Exhibit B     -    Form of Replacement Credit Agreement Designation
Exhibit C    -    Form of Joinder Agreement (Additional Grantors)

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This AMENDED AND RESTATED INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of November 7, 2017, among Wells Fargo Bank, N.A., as administrative agent for the Midstream Credit Agreement Claimholders (in such capacity and together with its successors from time to time in such capacity, the “Midstream Agent”), Wells Fargo Bank, N.A., as administrative agent for the RBL Credit Agreement Claimholders (in such capacity and together with its successors from time to time in such capacity, the “RBL Agent”), and acknowledged and agreed to by Beartooth DevCo LLC, a Delaware limited liability company (“Beartooth”), Bobcat DevCo LLC, a Delaware limited liability company (“Bobcat”), the other Grantors and the DevCo Parent (as defined below). Capitalized terms used in this Agreement have the meanings assigned to them in Article I below.
Reference is made to the Second Amended and Restated Credit Agreement dated as of April 5, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “RBL Credit Agreement”), among Oasis Petroleum North America LLC, a Delaware limited liability company (“OPNA”) as borrower, the lenders party thereto from time to time (the “RBL Lenders”), the RBL Agent and the other parties named therein.
Reference is made to the Credit Agreement dated as of September 25, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Midstream Credit Agreement”), among OMP Operating LLC, a Delaware limited liability company (“OMP”) as borrower, the lenders party thereto from time to time (the “Midstream Lenders”), the Midstream Agent and the other parties named therein.
Reference is made to the Pari Passu Intercreditor Agreement dated as of September 25, 2017 (the “Original Intercreditor Agreement”) among the Midstream Agent, the RBL Agent and the Grantors party thereto.
Prior to the date hereof, each of Beartooth and Bobcat had severally agreed to (a) guarantee the RBL Credit Agreement Obligations and the Midstream Credit Agreement Obligations pursuant to certain limited recourse guaranty agreements (such guarantees in respect of the RBL Credit Agreement Obligations, the “RBL DevCo Guarantees” and such guarantees in respect of the Midstream Credit Agreement Obligations, the “Midstream DevCo Guarantees”) and (b) grant Liens on their respective Property to secure each of the RBL Credit Agreement Obligations and the Midstream Credit Agreement Obligations;
Pursuant to that certain Consent and Tenth Amendment to Credit Agreement dated as of the date hereof (the “RBL Tenth Amendment”) among OPNA, the RBL Agent, the guarantors party thereto and the RBL Lenders party thereto, RBL Agent (on behalf of itself and the other RBL Credit Agreement Claimholders) has agreed (a) to release the RBL DevCo Guarantees and to terminate the Liens encumbering the Property of Bobcat and Beartooth securing the RBL Credit Agreement Obligations and (b) that each of Bobcat and Beartooth may continue to guarantee the Midstream Credit Agreement Obligations pursuant to the Midstream DevCo Guarantees and that the Liens on their respective Property may continue to secure the Midstream Credit Agreement Obligations;
In order to induce the RBL Agent (on behalf itself and the other RBL Credit Agreement Claimholders) to permit the continuance of the Midstream DevCo Guarantees and the Liens on the Property of Bobcat and Beartooth securing the Midstream Credit Agreement Obligations (notwithstanding the release of the RBL DevCo Guarantees and the termination of the Liens on the Property of Bobcat and Beartooth securing the RBL Credit Agreement Obligations), the Midstream Agent has agreed (on behalf of itself and the other Midstream Credit Agreement Claimholders) to enter into this Agreement amending and restating the Original Intercreditor Agreement and setting forth certain limitations with respect to the Collateral and the application of the proceeds of any Collateral;
Furthermore, it is a condition precedent to the effectiveness of the RBL Tenth Amendment and to the RBL Agent’s agreement to amend and restate the Original Intercreditor Agreement that the Grantors and the DevCo Parent acknowledge and agree to the terms and conditions of this Agreement;
In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each of the RBL Agent (for itself and on behalf of each other RBL Credit Agreement Claimholder) and the Midstream Agent (for itself and on behalf of each other Midstream Credit Agreement Claimholder), intending to be legally bound, hereby agrees to amend and restate the Original Intercreditor Agreement in its entirety as follows:

Article I
Definitions
Section 1.1    Certain Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Midstream Credit Agreement (whether or not then in effect). As used in this Agreement, the following terms have the meanings specified below:
“Agent” means (a) in the case of any Midstream Credit Agreement Obligations, the Midstream Agent and (a) in the case of the RBL Credit Agreement Obligations, the RBL Agent, and in each case, any successor to such Agent in accordance with the terms of this Agreement.
“Agreement” has the meaning set forth in the introductory paragraph hereto.
“Bankruptcy Case” has the meaning set forth in Section 2.5(b).
“Bankruptcy Code” means Title 11 of the United States Code, as amended.
“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.
“Beartooth” has the meaning set forth in the preamble.
“Beartooth DevCo Parent Undertaking” means the DevCo Parent Undertaking Agreement Regarding Beartooth dated as of the date hereof among the RBL Agent, and Oasis Midstream Services LLC, as such agreement may be amended, supplemented or otherwise modified from time to time.
“Bobcat” has the meaning set forth in the preamble.
“Bobcat DevCo Parent Undertaking” means the DevCo Parent Undertaking Agreement Regarding Bobcat dated as of the date hereof among the RBL Agent and Oasis Midstream Services LLC, as such agreement may be amended, supplemented or otherwise modified from time to time.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorized or required by law to remain closed.
“Claimholders” means collectively (a) the Midstream Credit Agreement Claimholders and (a) the RBL Credit Agreement Claimholders; provided that neither Agent acting in its capacity as an Agent shall be deemed to be a Claimholder.
“Collateral” means all assets and properties subject to, or purported to be subject to, Liens created pursuant to any Midstream DevCo Collateral Document and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any Midstream DevCo Collateral Document. For the avoidance of doubt, in no event shall any Property of any “Credit Party” under the Midstream Credit Agreement or any Property of any “Credit Party” under the RBL Credit Agreement be deemed to be Collateral for purposes of this Agreement.
“Credit Agreement Documents” means collectively (a) the Midstream Credit Agreement Documents and (a) the RBL Credit Agreement Documents.
“DevCo Ownership Percentage” means with respect to any DevCo at any time of determination 1) with respect to payments made to the Midstream Agent pursuant to Section 2.1(a), the aggregate percentage of Equity Interests in the applicable DevCo owned directly or indirectly at such time by OMP and 1) with respect to payments made to the applicable DevCo Parent pursuant to Section 2.1(a), the aggregate percentage of Equity Interests in the applicable DevCo owned directly or indirectly at such time by OPNA (excluding any Equity Interests in such DevCo held directly or indirectly by OMP).
“DevCo Parent” means, with respect to each Grantor, the “Credit Party” (as defined in the RBL Credit Agreement) that is party to the DevCo Parent Undertaking in respect of the applicable Grantor.
“DevCo Parent Undertaking” means each of the Beartooth DevCo Parent Undertaking and the Bobcat DevCo Parent Undertaking, as the context requires.
“DIP Financing” has the meaning set forth in Section 2.5(b).

“DIP Financing Liens” has the meaning set forth in Section 2.5(b).
“DIP Lenders” has the meaning set forth in Section 2.5(b).
“Discharge” means, with respect to any Series of Obligations, that such Series of Obligations has been indefeasibly repaid in full in cash. The term “Discharged” shall have a corresponding meaning.
“Discharge of Midstream Credit Agreement” means, except to the extent otherwise provided in Section 2.6, the Discharge of the Midstream Credit Agreement Obligations; provided that the Discharge of Midstream Credit Agreement shall be deemed not to have occurred if a Replacement Credit Agreement is entered into in respect of the Midstream Credit Agreement until, subject to Section 2.6, such Replacement Credit Agreement Obligations shall have been Discharged.
“Discharge of RBL Credit Agreement” means the earlier of (a) except to the extent otherwise provided in Section 2.6, the Discharge of the RBL Credit Agreement Obligations; provided that the Discharge of RBL Credit Agreement shall be deemed not to have occurred if a Replacement Credit Agreement is entered into in respect of the RBL Credit Agreement until, subject to Section 2.6, such Replacement Credit Agreement Obligations shall have been Discharged and (a) the date on which each Grantor has become a Wholly-Owned Subsidiary (as defined in the Midstream Credit Agreement).
“Event of Default” means an “Event of Default” (or similarly defined term) as defined in any Credit Agreement Document.
“Foreclosure Remedies” means the taking of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings (judicially or non-judicially) or the noticing of any public or private sale pursuant to Article 9 of the UCC, or taking any action to sell or otherwise dispose of (whether publicly or privately) Collateral or taking any action to enforce any right or power to repossess, replevy, attach, garnish or levy upon any Collateral.
“Grantors” means Beartooth, Bobcat and any other entity designated as a DevCo pursuant to the terms of the Midstream Credit Agreement.
“Insolvency or Liquidation Proceeding” means:
(a)    any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;
(b)    any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of its assets;
(c)    any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or
(d)    any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Grantor.
“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.
“Midstream Agent” has the meaning set forth in the preamble.
“Midstream Credit Agreement” has the meaning set forth in the preamble.
“Midstream Credit Agreement Claimholders” means the holders of any Midstream Credit Agreement Obligations, including the “Secured Parties” as defined in the Midstream Credit Agreement.
“Midstream Credit Agreement Documents” means the Midstream Credit Agreement, each Midstream DevCo Collateral Document and the other Loan Documents (as defined in the Midstream Credit Agreement), and each of the other agreements, documents and instruments providing for or evidencing any other Midstream Credit Agreement Obligation, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Midstream Credit Agreement Obligations” means:
(a)    all amounts owing to any Secured Party (as defined in the Midstream Credit Agreement) pursuant to the terms and conditions of any Midstream Credit Agreement Document, including all amounts in respect of any principal, premium, interest (including any Post-Petition Interest), Secured Swap Indebtedness (as defined in the Midstream Credit Agreement), amounts owed to any Bank Products Provider (as defined in the Midstream Credit Agreement) in respect of Bank Products (as defined in the Midstream Credit Agreement), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, reimbursement obligations in respect of letters of credit issued pursuant to the Midstream Credit Agreement and guarantees of the foregoing amounts; and
(b)    to the extent any payment with respect to any Midstream Credit Agreement Obligation (whether as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Midstream Credit Agreement Claimholders and the RBL Credit Agreement Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including Post-Petition Interest) to be paid pursuant to the Midstream Credit Agreement Documents are disallowed by order of any court, including by order of a court of competent jurisdiction presiding over an Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including Post-Petition Interest) shall, as between the Midstream Credit Agreement Claimholders and the RBL Credit Agreement Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Midstream Credit Agreement Obligations”.
“Midstream DevCo Collateral Documents” means the DevCo Mortgages (as defined in the Midstream Credit Agreement) and any other agreement, document or instrument entered into for the purpose of granting a Lien to secure any Midstream DevCo Guarantee or to perfect such Lien (as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Midstream DevCo Guarantees” has the meaning set forth in the preamble.
“Midstream Lenders” has the meaning set forth in the preamble.
“Midstream Majority Lenders” means the “Majority Lenders” as defined in the Midstream Credit Agreement.
“Midstream Triggering Event” means the occurrence and continuance of a breach by (a) OMP, (b) any other “Credit Party” under and as defined in the Midstream Credit Agreement and/or (c) any DevCo of such Person’s obligations to OPNA and/or its Subsidiaries pursuant to any OPNA Midstream Services Contract to the extent that the occurrence of such breach gives the counterparty to such OPNA Midstream Services Contract the right to terminate such contract.
“Obligations” means collectively (a) the Midstream Credit Agreement Obligations and (a) the RBL Credit Agreement Obligations.
“OMP” has the meaning set forth in the preamble.
“OPNA” has the meaning set forth in the preamble.
“OPNA Midstream Services Contract” means any contract regarding the provision of midstream services (including, without limitation, transportation, gathering, compressing, treating, processing, distributing or marketing) provided by OMP, any “Credit Party” under the Midstream Credit Agreement and/or any DevCo to OPNA and/or its Subsidiaries.
“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to any Credit Agreement Document that continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.
“Proceeds” has the meaning set forth in Section 2.1(a).
“RBL Agent” has the meaning set forth in the preamble.
“RBL Credit Agreement” has the meaning set forth in the preamble.

“RBL Credit Agreement Claimholders” means the holders of any RBL Credit Agreement Obligations, including the “Secured Parties” as defined in the RBL Credit Agreement.
“RBL Credit Agreement Documents” means the RBL Credit Agreement and the other Loan Documents (as defined in the RBL Credit Agreement), and each of the other agreements, documents and instruments providing for or evidencing any other RBL Credit Agreement Obligation, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“RBL Credit Agreement Obligations” means:
(a)    all amounts owing to any Secured Party (as defined in the RBL Credit Agreement) pursuant to the terms and conditions of any RBL Credit Agreement Document, including all amounts in respect of any principal, premium, interest (including any Post-Petition Interest), Secured Swap Indebtedness (as defined in the RBL Credit Agreement), amounts owed to any Bank Products Provider (as defined in the RBL Credit Agreement) in respect of Bank Products (as defined in the RBL Credit Agreement), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, reimbursement obligations in respect of letters of credit issued pursuant to the RBL Credit Agreement and guarantees of the foregoing amounts; and
(b)    to the extent any payment with respect to any RBL Credit Agreement Obligation (whether as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the RBL Credit Agreement Claimholders and the Midstream Credit Agreement Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including Post-Petition Interest) to be paid pursuant to the RBL Credit Agreement Documents are disallowed by order of any court, including by order of a court of competent jurisdiction presiding over an Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including Post-Petition Interest) shall, as between the Midstream Credit Agreement Claimholders and the RBL Credit Agreement Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “RBL Credit Agreement Obligations”.
“RBL DevCo Guarantees” has the meaning set forth in the preamble.
“RBL Lenders” has the meaning set forth in the preamble.
“Refinance” means, in respect of either the Midstream Credit Agreement Obligations or the RBL Credit Agreement Obligations, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness in exchange or replacement for, such indebtedness in whole or in part and regardless of whether the principal amount of such Refinancing indebtedness is the same, greater than or less than the principal amount of the Refinanced indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.
“Replacement Agent” means, in respect of any Replacement Credit Agreement, the administrative agent or person serving in similar capacity under the Replacement Credit Agreement.
“Replacement Credit Agreement” means any loan agreement, indenture or other agreement that (a) Refinances either the RBL Credit Agreement Obligations or the Midstream Credit Agreement Obligations in accordance with Section 2.7 hereof and (a) becomes either the Midstream Credit Agreement or the RBL Credit Agreement hereunder by designation as such pursuant to Section 5.14.
“Replacement Credit Agreement Claimholders” means the holders of any Replacement Credit Agreement Obligations, including the “Secured Parties” as defined in such Replacement Credit Agreement or in the Replacement Credit Agreement Documents and the Replacement Agent.
“Replacement Credit Agreement Documents” means the Replacement Credit Agreement and the other “Loan Documents” (as defined in the Replacement Credit Agreement) or similar term, and each of the other agreements, documents and instruments providing for or evidencing any other Replacement Credit Agreement Obligation, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Replacement Credit Agreement Obligations” means:
(a)    all amounts owing to any secured party pursuant to the terms and conditions of any Replacement Credit Agreement Document, including all amounts in respect of any principal, premium, interest (including any Post-Petition Interest), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts; and
(b)    to the extent any payment with respect to any Replacement Credit Agreement Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Claimholder, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Replacement Credit Agreement Claimholders and the other Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including Post-Petition Interest) to be paid pursuant to the Replacement Credit Agreement Documents are disallowed by order of any court, including by order of a court of competent jurisdiction presiding over an Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including Post-Petition Interest) shall, as between the Replacement Credit Agreement Claimholders and the other Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Replacement Credit Agreement Obligations”.
“Series” means either the Midstream Credit Agreement Obligations or the RBL Credit Agreement Obligations, as the context requires.
“Subsidiary” of a Person (the “parent”) means any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the parent.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.
Section 1.2    Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained herein), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement.
Article II
Agreements With Respect to Collateral
Section 2.1    Application of Proceeds.
(a)    Anything contained herein or in any of the RBL Credit Agreement Documents and the Midstream RBL Credit Agreement Documents to the contrary notwithstanding, if the Midstream Agent is taking action to enforce rights in respect of any Collateral (whether under the Midstream DevCo Collateral Documents or at law or otherwise) which results in the receipt of any proceeds, or any distribution is made in respect of any Collateral in any Bankruptcy Case of any Grantor or any Midstream Credit Agreement Claimholder receives any payment with respect to any Collateral (other than pursuant to a distribution by a Grantor in respect of its equity interests prior to an Event of Default under the Midstream Credit Agreement Documents), the proceeds of any sale, collection or other liquidation of any Collateral or other distribution otherwise received with respect to such Collateral and proceeds of any such distribution by the Midstream Agent or any Midstream Credit Agreement Claimholder (subject, in the case of any such distribution, to the sentence immediately following clause THIRD below) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution and any proceeds of any insurance covering the Collateral received by the Midstream Agent and not returned to any Grantor under any Midstream Credit Agreement Document being collectively referred to as “Proceeds”), shall be applied by the Midstream Agent in the following order (in each case, subject to compliance with any binding order from an applicable Governmental Authority, including without limitation, any binding order in connection with an Insolvency or Liquidation Proceeding):
(i)    FIRST, to the payment of all amounts owing to the Midstream Agent (in its capacity as such) secured by such Collateral, including all reasonable costs and expenses incurred by the Midstream Agent (in its capacity as such) in connection with such collection or sale or otherwise in connection with this Agreement, any Midstream DevCo Collateral Document or any Midstream DevCo Guaranty, including all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or thereunder and all fees and indemnities owing to the Midstream Agent hereunder or thereunder (provided that the amount of such costs, expenses, fees and indemnities shall be determined by the Midstream Agent in its reasonable discretion);
(ii)    SECOND, to the extent Proceeds remain after the application pursuant to preceding clause (i), to each of (x) the Midstream Agent for the payment of the other Midstream Credit Agreement Obligations and (y) the applicable DevCo Parent, in each case pro rata in accordance with the DevCo Ownership Percentage of the applicable DevCo; and
(iii)    THIRD, any balance of such Proceeds remaining after the application pursuant to preceding clauses (i) and (ii), to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same.
If, despite the provisions of this Section 2.1(a), any Midstream Credit Agreement Claimholder shall receive any payment or other recovery in respect of the Collateral in excess of its portion of payments on account of the Midstream Credit Agreement Obligations to which it is then entitled in accordance with this Section 2.1(a), such Claimholder shall hold such payment or recovery in trust for the benefit of all Claimholders for distribution in accordance with this Section 2.1(a). In furtherance of the priorities set forth in this Section 2.1(a), each Grantor irrevocably authorizes and directs the Midstream Agent to pay any amounts payable to such Grantor pursuant to this Section 2.1(a) to the DevCo Parent on behalf of such Grantor. For the avoidance of doubt, (x) in no event shall any amounts paid by the Midstream Agent to the DevCo Parent or to the Grantors pursuant to clauses (ii) or (iii) above be deemed to be in satisfaction of any portion of the Midstream Credit Agreement Obligations and (y) each of the Parties hereto expressly agree and acknowledge that the Liens created by Midstream DevCo Collateral Documents only secure the Midstream Credit Agreement Obligations and the amount that may be realized by the Midstream Credit Agreement Claimholders in respect of the Liens granted by the Midstream DevCo Collateral Documents is limited to the aggregate proceeds from the liquidation of the Collateral granted by the applicable Grantor multiplied by the DevCo Ownership Percentage of the applicable DevCo. Furthermore, each of the Parties acknowledges and agrees that the Midstream Agent shall have no liability for not paying any amounts to the DevCo Parent or to the Grantor pursuant to this Section 2.1(a) to the extent that the Midstream Agent is precluded from making such payment pursuant to any binding order from an applicable Governmental Authority, including without limitation, any binding order in connection with an Insolvency or Liquidation Proceeding.
(b)    It is acknowledged that each of the RBL Credit Agreement Obligations and the Midstream Credit Agreement Obligations may, subject to any limitations set forth in this Agreement, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.1(a) or the provisions of this Agreement defining the relative rights of the Claimholders.
Section 2.2    Actions with Respect to Collateral; Prohibition on Contesting Liens.
(a)    Each of the Agents (on behalf of themselves and on behalf of the Claimholders represented by such Agent) acknowledge and agree that (i) only the Midstream Agent shall act or refrain from acting with respect to Collateral and (ii) no other Claimholder shall or shall instruct the Midstream Agent to exercise any Foreclosure Remedies in respect of, Collateral, whether under applicable law or otherwise, it being agreed that only the Midstream Agent, acting in accordance with the Midstream DevCo Collateral Documents, shall be entitled to take any such actions or exercise any Foreclosure Remedies with respect to such Collateral at such time.
(b)    The Midstream Agent agrees that it will not accept any Lien on any Collateral other than pursuant to the Midstream DevCo Collateral Documents, and the RBL Agent agrees that it will not accept any Lien on any Collateral. Each Agent agrees that, by executing this Agreement, each such Agent and Claimholders for which it is acting hereunder agree to be bound by the provisions of this Agreement.

(c)    Notwithstanding anything else to the contrary in this Agreement, the Midstream Agent may not exercise Foreclosure Remedies with respect to any Collateral unless (i) an “Event of Default” as defined in the Midstream Credit Agreement has occurred and is continuing and (ii) a Midstream Triggering Event has occurred and is continuing; provided that such limitation on the exercise of Foreclosure Remedies shall not limit the right of the Midstream Agent to take any other remedies provided for under the applicable Midstream Credit Agreement Documents or at law in respect of the Collateral.
Section 2.3    No Interference; Payment Over; Exculpatory Provisions.
(a)    Each Claimholder agrees that (1) it will not challenge or question or support any other Person in challenging or questioning in any proceeding the validity or enforceability of any Obligations or any Midstream DevCo Collateral Document or the validity, attachment, perfection or priority of any Lien under any Midstream DevCo Collateral Document or the validity or enforceability of the priorities, rights or duties established by this Agreement; (2) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral by the Midstream Agent, (3) it shall have no right to and shall not otherwise (a) direct the Midstream Agent or any other Midstream Credit Agreement Claimholder to exercise any right, remedy or power with respect to any Collateral or (b) consent to, or object to, the exercise by, or any forbearance from exercising by, the Midstream Agent or any other Midstream Credit Agreement Claimholder represented by it of any right, remedy or power with respect to any Collateral, (4) it will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Midstream Agent or any other Midstream Credit Agreement Claimholder represented by it seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Collateral and (5) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of either Agent or any other Claimholder to enforce this Agreement.
(b)    Each Midstream Credit Agreement Claimholder hereby agrees that if it shall obtain possession of any Collateral or shall realize any Proceeds or payment in respect of any Collateral, pursuant to any Midstream DevCo Collateral Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies, at any time prior to the Discharge of each Series of Obligations, then it shall hold such Collateral, proceeds or payment in trust for the other Claimholders and promptly transfer any such Collateral, proceeds or payment, as the case may be, to the Midstream Agent to be distributed by the Midstream Agent in accordance with the provisions of Section 2.1(a) hereof.
(c)    The Midstream Agent shall not be liable for any action taken or omitted to be taken by the Midstream Agent with respect to any Collateral in accordance with the provisions of this Agreement.
Section 2.4    Automatic Termination of Grantor Status. Upon any Grantor becoming a direct or indirect Wholly-Owned Subsidiary of OMP or the occurrence of the Discharge of RBL Credit Agreement, such Grantor shall automatically (and without further action by any Person) cease to be a Grantor under this Agreement and the Property of such Grantor shall no longer be deemed to be Collateral for purposes of this Agreement.
Section 2.5    Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.
(a)    This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against any Grantor or any of its subsidiaries.
(b)    If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each Claimholder agrees that it will not raise any objection to any such financing or to the Liens on the Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Collateral, unless the Midstream Agent acting at the direction of the Midstream Majority Lenders shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral, in each case so long as (a) if any amount of such DIP Financing or cash collateral is applied in respect of the Midstream Credit Agreement Obligations, such amount is applied pursuant to Section 2.1(a) of this Agreement and (b) if any Midstream Credit Agreement Claimholders are granted adequate protection with respect to the Midstream Credit Agreement Obligations subject hereto, including in the form of periodic payments, in connection with such use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.1(a) of this Agreement.
Section 2.6    Reinstatement. In the event that any of the Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Title 11 of the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Agreement shall be fully applicable thereto until all such Obligations shall again have been paid in full in cash. This Section 2.6 shall survive termination of this Agreement.
Section 2.7    Refinancings. The Obligations of any Series may, subject to Section 5.14, be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Credit Agreement Document) of any Claimholder of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Replacement Agent of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.
Article III
[INTENTIONALLY OMITTED]
Article IV
The Agents
Section 4.1    Authority.
(a)    Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on the Midstream Agent to any RBL Credit Agreement Claimholder or to the DevCo Parent or give any RBL Credit Agreement Claimholder or the DevCo Parent the right to direct the Midstream Agent, except that the Midstream Agent shall be obligated to distribute proceeds of any Collateral in accordance with Section 2.1(a) hereof.
(b)    In furtherance of the foregoing, each RBL Credit Agreement Claimholder and the DevCo Parent acknowledge and agree that the Midstream Agent shall be entitled, for the benefit of the Midstream Credit Agreement Claimholders, to sell, transfer or otherwise dispose of or deal with any Collateral as provided herein and in the Midstream DevCo Collateral Documents, as applicable, subject to compliance with the provisions of Section 2.1(a) hereof. Without limiting the foregoing, each RBL Credit Agreement Claimholder and the DevCo Parent agree that neither the Midstream Agent nor any other Midstream Credit Agreement Claimholder shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, dispose of or otherwise liquidate all or any portion of such Collateral, in any manner that would maximize the return to the DevCo Parent hereunder, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the DevCo Parent hereunder from such realization, sale, disposition or liquidation. Each of the RBL Credit Agreement Claimholders and the DevCo Parent waive any claim it may now or hereafter have against the Midstream Agent or any other Midstream Credit Agreement Claimholder arising out of (1) any actions which the Midstream Agent or any Midstream Credit Agreement Claimholder represented by it take or omit to take (including actions with respect to the creation, perfection or continuation of Liens securing the Midstream Credit Agreement Obligations on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Midstream Credit Agreement Obligations from any account debtor, guarantor or any other party) in accordance with the Midstream DevCo Collateral Documents or any other agreement related thereto or in connection with the collection of the Midstream Credit Agreement Obligations or the valuation, use, protection or release of any security for the Midstream Credit Agreement Obligations, provided that nothing in this clause (1) shall be construed to prevent or impair the rights of either Agent to enforce this Agreement, (1) any election by any holders of Midstream Credit Agreement Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (1) subject to Section 2.5, any borrowing, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, by any Grantor, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Midstream Agent shall not (1) accept any Collateral in full or partial satisfaction of any Midstream Credit Agreement Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Agent representing holders of Obligations or (1) “credit bid” for or purchase (other than for cash) Collateral at any public, private or judicial foreclosure upon such Collateral, without the consent of each Agent representing holders of Obligations.
Article V
Miscellaneous
Section 5.1    Integration/Conflicts. This Agreement, together with the other Credit Agreement Documents and the Midstream DevCo Collateral Documents, represents the entire agreement of each of the Grantors, the DevCo Parent, the Agents and the Claimholders with respect to the subject matter hereof and thereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by any Agent or Claimholder relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein. In the event of any conflict between the provisions of this Agreement and the provisions of the Credit Agreement Documents, the provisions of this Agreement shall govern and control.
Section 5.2    Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement and the Claimholders of each Series may continue, at any time and without notice to any Claimholder of the other Series, to extend credit and other financial accommodations and lend monies to or for the benefit of the Grantors constituting Obligations in reliance hereon. Each Agent, on behalf of itself and each Claimholder represented by it, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions. All references to any Grantor shall include such Grantor as debtor and debtor in possession and any receiver, trustee or similar person for such Grantor in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect with respect to any Agent and the Claimholders represented by such Agent and their Obligations, on the date on which all Obligations of such Claimholders are Discharged, subject to the rights of the Claimholders under Section 2.6; provided, however, that such termination shall not relieve any such party of its obligations incurred hereunder prior to the date of such termination. Upon the occurrence of the Discharge of RBL Credit Agreement Obligations (other than in connection with a Replacement Credit Agreement), the RBL Agent shall deliver prompt notice thereof to the Midstream Agent.
Section 5.3    Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Grantors and the DevCo Parent shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are adversely affected.
Section 5.4    Information Concerning Financial Condition of the Grantors and their Subsidiaries. The Agent and the Claimholders of each Series shall each be responsible for keeping themselves informed of  the financial condition of the Grantors and their Subsidiaries and all endorsers and/or guarantors of the Obligations and  all other circumstances bearing upon the risk of nonpayment of the Obligations. The Agent and the Claimholders of each Series shall have no duty to advise the Agent or Claimholders of any other Series of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Agent or any of the Claimholders of a Series, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Agent or Claimholders of any other Series, it or they shall be under no obligation:
(a)    to make, and such Agent and such Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
(b)    to provide any additional information or to provide any such information on any subsequent occasion;
(c)    to undertake any investigation; or
(d)    to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
Section 5.5    Submission to Jurisdiction; Certain Waivers. Each Grantor, the DevCo Parent and each Agent, on behalf of itself and each other Claimholder represented by it, hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement (whether arising in contract, tort or otherwise) to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;
(b)    agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;

(c)    agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law;
(d)    waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 5.5(a) (and irrevocably waives to the fullest extent permitted by applicable law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court);
(e)    consents to service of process in any such proceeding in any such court by registered or certified mail, return receipt requested, to the applicable party at its address provided in accordance with Section 5.7 (and agrees that nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law);
(f)    agrees that service as provided in Section 5.5(e) above is sufficient to confer personal jurisdiction over the applicable party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect; and
(g)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.
Section 5.6    WAIVER OF JURY TRIAL. EACH PARTY HERETO, THE DEVCO PARENT AND EACH GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT AGREEMENT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO, THE DEVCO PARENT AND THE GRANTORS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT EACH SUCH PARTY HERETO, THE DEVCO PARENT AND THE GRANTORS HAVE BEEN INDUCED TO ENTER INTO OR ACKNOWLEDGE THIS AGREEMENT AND THE OTHER CREDIT AGREEMENT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO, THE DEVCO PARENT AND THE GRANTORS FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
Section 5.7    Notices. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by facsimile, electronic mail or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile or electronic mail, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
Section 5.8    Further Assurances. Each Agent, on behalf of itself and each Claimholder represented by it, the DevCo Parent and each Grantor, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as any Agent may reasonably request to effectuate the terms of this Agreement.
Section 5.9    Agency Capacities. Except as expressly provided herein,  Wells Fargo Bank, N.A. is acting in the capacity of RBL Agent solely for the RBL Credit Agreement Claimholders and  Wells Fargo Bank, N.A. is acting in the capacity of Midstream Agent solely for the Midstream Credit Agreement Claimholders.
Section 5.10    GOVERNING LAW. THIS AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

Section 5.11    Binding on Successors and Assigns. This Agreement shall be binding upon each Agent, the Claimholders, the DevCo Parent and the Grantors, and their respective successors and assigns from time to time. If any of the Agents resigns or is replaced pursuant to the applicable Credit Agreement Documents, its successor shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement.
Section 5.12    Section Headings. Section headings and the Table of Contents used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
Section 5.13    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.
Section 5.14    Replacement and Refinancing of Obligations.
(a)    OPNA or OMP may consummate a Refinancing after the date hereof that is subject to the terms of this Agreement. Each Replacement Credit Agreement and any Replacement Credit Agreement Documents executed in connection therewith shall have the benefit of, and shall be subject to, this Agreement on the same terms that applied to the Credit Agreement Documents replaced as part of such Refinancing, if, and subject to the condition that, the agent under any such Replacement Credit Agreement, acting on behalf of the holders of such obligations under such Replacement Credit Agreement becomes a party to this Agreement by satisfying the conditions set forth in Section 5.14(b).
(b)    In order for a Replacement Agent to become a party to this Agreement,
(i)    such Replacement Agent shall have executed and delivered an instrument substantially in the form of Exhibit A (with such changes as may be reasonably approved by each Agent and such Replacement Agent) pursuant to which such Replacement Agent becomes an Agent hereunder, and the obligations incurred pursuant to such Replacement Credit Agreement become subject hereto and bound hereby;
(ii)    the Grantors shall have delivered to each Agent:
(A)    true and complete copies of each Replacement Credit Agreement and the Replacement Credit Agreement Documents for such Series, certified as being true and correct by a Responsible Officer of the Grantors;
(B)    a designation substantially in the form of Exhibit B pursuant to which the Grantors shall (i) identify the Replacement Credit Agreement Obligations, and the initial aggregate principal amount or committed amount thereof, (ii) specify the name and address of the Replacement Agent, (iii) certify that such Refinancing is permitted by each Credit Agreement Document and that the conditions set forth in this Section 5.14 are satisfied with respect to such Refinancing and (iv) expressly state that such agreement giving rise to the new indebtedness satisfies the requirements of a Replacement Credit Agreement; and
(iii)    the Replacement Credit Agreement Documents relating to such Refinancing shall provide, in a manner reasonably satisfactory to each Agent, that each claimholder with respect to such Replacement Credit Agreement will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such obligations.
(c)    Upon the execution and delivery of a Joinder Agreement by a Replacement Agent, in accordance with this Section 5.14, the other Agent shall acknowledge such receipt thereof by countersigning a copy thereof, subject to the terms of this Section 5.14; provided that the failure of any Agent to so acknowledge shall not affect the status of such debt as being bound by this Agreement if the other requirements of this Section 5.14 are complied with.
Section 5.15    Authorization. By its signature, each Person executing this Agreement, on behalf of such party or Grantor but not in his or her personal capacity as a signatory, represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
Section 5.16    No Third Party Beneficiaries/ Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Claimholders in relation to one another.

No Grantor nor any other creditor thereof shall have any rights or obligations hereunder and no such Person is an intended beneficiary or third party beneficiary hereof, except, in each case, as expressly provided in this Agreement, and no Grantor may rely on the terms hereof (other than Sections 2.1(a)(iii),  2.4 and 2.7 and Article V, in each case with respect to which each Grantor is an intended beneficiary); provided that the DevCo Parent is an intended beneficiary of, and may rely upon, Section 2.1(a)(ii). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Midstream Credit Agreements Obligations under the Midstream DevCo Guarantees in accordance with their terms. Without limitation of any other provisions of this Agreement, each Grantor and DevCo Parent hereby  acknowledges that it has read this Agreement and consents hereto,  agrees that it will not take any action that would be contrary to the express provisions of this Agreement and  agrees to abide by the requirements expressly applicable to it under this Agreement.
Section 5.17    No Indirect Actions. Unless otherwise expressly stated, if a party may not take an action under this Agreement, then it may not take that action indirectly, or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the party but is intended to have substantially the same effects as the prohibited action.
Section 5.18    Additional Grantors. Any Grantor formed after the date hereof or that is otherwise required to become party to this Agreement shall confirm that it is a Grantor hereunder pursuant to a joinder agreement substantially in the form attached hereto as Exhibit C.
Section 5.19    Grantors as Signatories. The parties hereto acknowledge that the Grantors have executed this Agreement solely (a) to give effect to the amendment and restatement of the Original Intercreditor Agreement pursuant to Section 5.3 of the Original Intercreditor Agreement and (b) in compliance with, and in furtherance of, the obligations of the Grantors under the Midstream DevCo Guarantees and the Midstream DevCo Collateral Documents.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WELLS FARGO BANK, N.A.,
as Midstream Agent

By:    /s/ Edward Pak
Name: Edward Pak
Title: Director

NOTICE ADDRESS:

1000 Louisiana, Suite 900,
Houston, Texas, 77002
Attention: Andrew Ostrov
Facsimile No. (866) 620-0623
E-mail Address: andrew.ostrov@wellsfargo.com

With a copy to WLS Charlotte Agency Services
1525 W. WT Harris Blvd.,
Charlotte, NC 28262
Facsimile No. (704) 590-2782
Email Address: Donna.Verworld@wellsfargo.com

WELLS FARGO BANK, N.A.,
as RBL Agent

By:    /s/ Edward Pak
Name: Edward Pak
Title: Director

NOTICE ADDRESS:

1000 Louisiana, Suite 900,
Houston, Texas, 77002
Attention: Ed Pak
Facsimile No. (713) 651-8101
E-mail Address: Edward.Pak@wellsfargo.com

With a copy to WLS Charlotte Agency Services
1525 W. WT Harris Blvd.,
Charlotte, NC 28262
Facsimile No. (704) 590-2782
Email Address: Donna.Verworld@wellsfargo.com

SIGNATURE PAGE TO
    AMENDED AND RESTATED INTERCREDITOR AGREEMENT

Acknowledged and Agreed to by:

OASIS MIDSTREAM SERVICES LLC, as DevCo Parent

By:    /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President, Finance and Treasurer

NOTICE ADDRESS:

1001 Fannin, Suite 1500
Houston, Texas 77002
Attention: Richard Robuck
Senior Vice President
Telephone: 281-404-9602
Fax: 281-404-9609

BEARTOOTH DEVCO LLC, as a Grantor

By:    /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief Financial Officer

NOTICE ADDRESS:

Same as above.

BOBCAT DEVCO LLC, as a Grantor

By:    /s/ Richard Robuck
Name: Richard Robuck
Title: Senior Vice President and Chief Financial Officer

NOTICE ADDRESS:

Same as above.

SIGNATURE PAGE TO
    AMENDED AND RESTATED INTERCREDITOR AGREEMENT

Exhibit A
TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT
FORM OF JOINDER AGREEMENT
JOINDER NO. [       ] dated as of [              ], 20[   ] (this “Joinder Agreement”) to the AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of November 7, 2017, (the “Intercreditor Agreement”), among Wells Fargo Bank, N.A., as Midstream Agent, Wells Fargo Bank, N.A., as RBL Agent, and acknowledged and agreed to by the Grantors and DevCo Parent signatory thereto.
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
B.    As a condition to the ability of the Grantors to guarantee Replacement Credit Agreement Obligations under the Replacement Credit Agreement and to secure such Replacement Credit Agreement Obligations with the liens and security interests created by the Replacement Credit Agreement Documents (to the extent that such Replacement Credit Agreement Refinances the Midstream Credit Agreement Obligations), the Replacement Agent in respect thereof is required to become an Agent and the Claimholders in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 5.14 of the Intercreditor Agreement provides that such Replacement Agent may become an Agent and such Claimholders may become subject to and bound by the Intercreditor Agreement, pursuant to the execution and delivery by the Replacement Agent of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 5.14 of the Intercreditor Agreement. The undersigned Replacement Agent (the “New Agent”) is executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement.
Accordingly, the New Agent agrees as follows:
SECTION 1.    In accordance with Section 5.14 of the Intercreditor Agreement, (i) the New Agent by its signature below becomes an Agent under, and the related claimholders become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Agent had originally been named therein as an Agent and hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as an Agent.
SECTION 2.    The New Agent represents and warrants to the other Agent that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as agent, (a) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (a) the Credit Agreement Documents relating to such Replacement Credit Agreement provide that, upon the New Agent’s entry into this Joinder Agreement, the claimholders represented by them will be subject to and bound by the provisions of the Intercreditor Agreement.
SECTION 3.    This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when the other Agent shall have received a counterpart of this Joinder Agreement that bears the signatures of the New Agent. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission or other electronic means shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.
SECTION 4.    Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
SECTION 5.    THIS JOINDER AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT

Exhibit A – Page 1

REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).
SECTION 6.    Any provision of this Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Intercreditor Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.
SECTION 7.    All communications and notices hereunder shall be in writing and given as provided in Section 5.7 of the Intercreditor Agreement. All communications and notices hereunder to the New Agent shall be given to it at their respective addresses set forth below its signature hereto.
[Remainder of this page intentionally left blank]

Exhibit A – Page 2

IN WITNESS WHEREOF, the New Agent have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.
[NAME OF NEW AGENT], as
[          ] for the holders of [                        ],

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

Exhibit A – Page 3

Receipt acknowledged by:

WELLS FARGO BANK, N.A.,
as Midstream Agent

By:
Name:
Title:

1000 Louisiana, Suite 900
Houston, Texas, 77002
Attention of Andrew Ostrov
Facsimile No. (866) 620-0623
e-mail address: andrew.ostrov@wellsfargo.com

WELLS FARGO BANK, N.A.,
as RBL Agent

By:
Name:
Title:

1000 Louisiana, Suite 900
Houston, Texas, 77002
Attention of Ed Pak
Facsimile No. (713) 651-8101
e-mail address: Edward.Pak@wellsfargo.com

Exhibit A – Page 4

Exhibit B
TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT
[FORM OF]
DEBT DESIGNATION
Reference is made to the Amended and Restated Intercreditor Agreement dated as of November 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among Wells Fargo Bank, N.A., as Midstream Agent, Wells Fargo Bank, N.A., as RBL Agent, and acknowledged and agreed to by the Grantors signatory thereto. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement. This Debt Designation is being executed and delivered in order to designate Replacement Credit Agreement Obligations entitled to the benefit and subject to the terms of the Intercreditor Agreement.
The undersigned, the duly appointed [specify title] of the Grantors hereby certifies on behalf of the Grantors that:
(a)    the Grantors intend to guarantee debt in the initial aggregate [principal/committed amount] of [            ] arising under the following agreement: [describe [Replacement Credit Agreement (“New Agreement”)] which will be Replacement Credit Agreement Obligations;
(b)    the name and address of the Replacement Agent for the Replacement Credit Agreement is:
_____________________________
_____________________________
Telephone: ____________________
Fax:__________________________
and
(c)    the New Agreement satisfies the requirements of a Replacement Credit Agreement and is hereby designated as a Replacement Credit Agreement].

Exhibit B – Page 1

IN WITNESS WHEREOF, the Grantors have caused this Debt Designation to be duly executed by the undersigned officer as of ___________________, 20____.
[GRANTORS]

By:
Name:
Title:

Exhibit B – Page 2

Exhibit C
TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT
FORM OF GRANTOR JOINDER AGREEMENT
GRANTOR JOINDER AGREEMENT NO. [ ] (this “Grantor Joinder Agreement”) dated as of [      ], 20[  ] to the AMENDED AND RESTATED INTERCREDITOR AGREEMENT dated as of November 7, 2017 (the “Intercreditor Agreement”), among Wells Fargo Bank, N.A., as Midstream Agent, Wells Fargo Bank, N.A., as RBL Agent, and acknowledged and agreed to by the Grantors signatory thereto.
Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
The undersigned, [______________], a [________________], (the “New Grantor”) wishes to acknowledge and agree to the Intercreditor Agreement and become a party thereto to the limited extent contemplated by Section 5.16 thereof and to acquire and undertake the rights and obligations of a Grantor thereunder.
Accordingly, the New Grantor agrees as follows for the benefit of the Agents and the Claimholders:
SECTION 1.    Accession to the Intercreditor Agreement. The New Grantor (a) acknowledges and agrees to, and becomes a party to the Intercreditor Agreement as a Grantor to the limited extent contemplated by Section 5.16 thereof, (a) agrees to all the terms and provisions of the Intercreditor Agreement and (a) shall have all the rights and obligations of a Grantor under the Intercreditor Agreement. This Grantor Joinder Agreement supplements the Intercreditor Agreement and is being executed and delivered by the New Grantor pursuant to Section 5.18 of the Intercreditor Agreement.
SECTION 2.    Representations, Warranties and Acknowledgement of the New Grantor. The New Grantor represents and warrants to each Agent and to the Claimholders that (a) it has full power and authority to enter into this Grantor Joinder Agreement, in its capacity as Grantor and (a) this Grantor Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Grantor Joinder Agreement except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
SECTION 3.    Counterparts. This Grantor Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Grantor Joinder Agreement or any document or instrument delivered in connection herewith by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Grantor Joinder Agreement or such other document or instrument, as applicable.
SECTION 4.    Section Headings. Section heading used in this Grantor Joinder Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.
SECTION 5.    Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement subject to any limitations set forth in the Intercreditor Agreement with respect to the Grantors.
SECTION 6.    Governing Law. THIS GRANTOR JOINDER AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC

Exhibit C – Page 1

RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).
SECTION 7.    Severability. In case any one or more of the provisions contained in this Grantor Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8.    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.7 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature hereto, which information supplements Section 5.7 of the Intercreditor Agreement.

Exhibit C – Page 2

IN WITNESS WHEREOF, the New Grantor has duly executed this Grantor Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.
[    ]

By
Name:
Title:

Address:

Exhibit C – Page 3